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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) November 15, 1999
                                                 -----------------


                            CASE CREDIT CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


             33-80775-01                              76-0394710
- ----------------------------------     -----------------------------------------
     (Commission File Number)            (I.R.S. Employer Identification No.)





    233 Lake Avenue, Racine, Wisconsin                                  53403
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(Address of Principal Executive Offices)                              (Zip Code)


                                (262) 636-6011
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     On November 15, 1999, CNH Global N.V. ("CNH"), the indirect parent of Case Corporation, issued three press releases announcing its Board of Directors, its senior management team and certain details regarding CNH's future operations. These announcements are filed as exhibits hereto and are hereby incorporated by reference. The financial services business of Case Corporation is provided through Case Capital Corporation, including its wholly owned subsidiary Case Credit Corporation and their subsidiaries and joint ventures.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.


 Exhibit
   No.    Document Description
 -------  --------------------


99.1      Press Release of CNH Global N.V. dated November 15, 1999.

99.2      Press Release of CNH Global N.V. dated November 15, 1999.

99.3      Press Release of CNH Global N.V. dated November 15, 1999.


                                                                 Form 8-K page 2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CASE CREDIT CORPORATION



Dated: November 16, 1999          By:/s/ Kevin J. Hallagan
                                     -------------------------------------
                                     Kevin J. Hallagan
                                     Vice President and Secretary



                                                                 Form 8-K page 3

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                               INDEX TO EXHIBITS



Exhibit
   No.   Document Description
- -------  --------------------

99.1     Press Release of CNH Global N.V. dated November 15, 1999.

99.2     Press Release of CNH Global N.V. dated November 15, 1999.

99.3     Press Release of CNH Global N.V. dated November 15, 1999.

                                                                 Form 8-K page 4